UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______

Form 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2005

PATIENT INFOSYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22319	16-1476509	_
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46 Prince Street, Rochester, New York	14607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 242-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS.

ITEM 1.01 Entry into a Material Definitive Agreement.

On September 19, 2005, Patient Infosystems, Inc. (the “Registrant”) announced the execution of an Agreement and Plan of Merger, dated September 19, 2005, by and among the Registrant, PATY Acquisition Corp, Inc., a newly formed wholly-owned subsidiary of the Registrant (“Merger Sub”) and CCS Consolidated, Inc. (“CCS”), pursuant to which Merger Sub will merge with and into CCS (the “Merger Agreement”). In accordance with the terms of the Merger Agreement, CCS will become a wholly-owned subsidiary of the Registrant and the current CCS stockholders will receive currently authorized but newly issued shares of the Registrant’s Common Stock. Immediately after the consummation of the transactions contemplated by the Merger Agreement, the current CCS stockholders will own approximately but not exceeding sixty-five percent (65%) of the issued and outstanding shares of the Registrant’s Common Stock. The Merger Agreement has been approved by the Boards of Directors of all three companies. The consummation of the transactions contemplated by the Merger Agreement is subject to, among other standard closing conditions, a condition that the Registrant raise, through the sale of its equity securities, no less than $6,000,000 to be used for working capital. The sale of such equity securities has not been and will not be registered under the Securities Act of 1933, as amended. Furthermore, the terms of such sale or such sales have not been established and there are no assurances that such sales can or will be completed. Additionally, the consummation of the transactions contemplated by the Merger Agreement is subject to the condition that all outstanding shares of the Registrant’s Preferred Stock be converted into the Registrant’s Common Stock.

Prior to the consummation of the transactions contemplated by the Merger Agreement, the Registrant will issue a dividend of up to 13,000,000 shares of American Caresource Holdings, Inc., (“ACS”) its wholly-owned subsidiary, to holders of its equity securities. The Registrant may retain up to 1,000,000 shares of ACS which it may sell into the market. It is intended that the proceeds of such sales would be used to extinguish debt of the Registrant.

Upon the consummation of the transactions contemplated by the Merger Agreement, two of the Registrant’s stockholders, John Pappajohn and Derace Schaffer, who also serve as directors of the Registrant, may be obligated to purchase shares of the Registrant’s Common Stock at a price based upon a market driven formula. The proceeds of such sale could be as much as $6,000,000 and would be used to extinguish existing debt of the Registrant that has not been repaid by December 31, 2005. Under a Stockholders Agreement to be executed at the closing, stockholders who will hold more than a majority of the outstanding shares of the Registrant’s Common Stock after the consummation of the transactions contemplated by the Merger Agreement, have agreed to vote their shares in favor of the election of Mr. Pappajohn, Dr. Schaffer and five other designees of such stockholders to the Registrant’s Board of Directors.

In connection with the Merger Agreement, the Registrant entered into employment agreements dated September 19, 2005, which become effective upon the consummation of the transactions contemplated by the Merger Agreement with each of Chris Paterson and Glen

Spence, currently the President and Chief Executive Officer of CCS and Chief Financial Officer of CCS, respectively. Pursuant to the terms of the employment agreements, Chris Paterson will become the President and Chief Executive Officer of the Registrant and Glen Spence will become the Chief Financial Officer of the Registrant. The Registrant also entered into employment agreements dated September 19, 2005, which become effective upon the consummation of the transactions contemplated by the Merger Agreement with each of Roger Chaufournier and Christine St. Andre, currently the Chief Executive Officer of the Registrant and the President and Chief Operating Office of the Registrant, respectively. Pursuant to the terms of the employment agreements Roger Chaufournier will become President of a subsidiary of the Registrant and Christine St. Andre will become Chief Operating Officer of a subsidiary.

The terms of the Merger Agreement were determined on a basis of arms-length negotiations. The forgoing summary of the terms of the transaction is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 to this report

ITEM 3.02 Unregistered Sales of Equity Securities.

On September 19, 2005, the Registrant agreed to sell to the stockholders of CCS, a number of shares of its Common Stock which equals approximately but not exceeding sixty-five (65%) of its shares of Common Stock outstanding, on a fully diluted basis, as of the closing date, which may occur any time on or prior to December 15, 2005.

The shares of Common Stock are being sold to the stockholders of CCS in exchange for the merger of Merger Sub with and into CCS, whereby CCS, as the surviving entity, shall become a wholly-owned subsidiary of the Registrant.

The shares of Common Stock that were offered and which are being sold to the stockholders of CCS, who are comprised of certain “accredited investors” and up to 35 unaccredited investors, were offered and will be sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
10.88 10.89 10.90 10.91 10.92 10.93

Agreement and Plan of Merger, dated September 19, 2005, by and among Patient Infosystems, Inc., PATY Acquisition Corp. and CCS Consolidated, Inc.

Form of Stockholders Agreement

Employment Agreement, dated September 19, 2005, by and between Patient Infosystems, Inc. and Chris Paterson

Employment Agreement, dated September 19, 2005, by and between Patient Infosystems, Inc. and Glen Spence

Employment Agreement, dated September 19, 2005, by and between Patient Infosystems, Inc. and Roger Chaufournier

Employment Agreement, dated September 19, 2005, by and between Patient Infosystems, Inc. and Christine St. Andre

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATIENT INFOSYSTEMS, INC.

Date: September 23, 2005	By: /s/Kent A. Tapper
Kent A. Tapper
Senior Vice President
Principal accounting officer

EXHIBIT INDEX

Exhibit No.	Description
10.88 10.89 10.90 10.91 10.92 10.93

Agreement and Plan of Merger, dated September 19, 2005, by and among Patient Infosystems, Inc., PATY Acquisition Corp. and CCS Consolidated, Inc.

Form of Stockholders Agreement

Employment Agreement, dated September 19, 2005, by and between Patient Infosystems, Inc. and Chris Paterson

Employment Agreement, dated September 19, 2005, by and between Patient Infosystems, Inc. and Glen Spence

Employment Agreement, dated September 19, 2005, by and between Patient Infosystems, Inc. and Roger Chaufournier

Employment Agreement, dated September 19, 2005, by and between Patient Infosystems, Inc. and Christine St. Andre